UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Sierra Income Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SIERRA INCOME CORPORATION
280 Park Avenue, 6th Floor East
New York, New York 10017
(212) 759-0777
March 14, 2018
Dear Stockholder:
You are cordially invited to participate in the 2018 Annual meeting of Stockholders (the "Meeting") of Sierra Income Corporation (the "Company") to be held on Thursday, May 10, 2018 at 1:00 p.m., Eastern Time. You will be able to participate in the Meeting, vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/SIC2018. Prior to the Meeting, you will be able to vote electronically at www.proxyvote.com or by calling 1-800-690-6903.
The Notice of 2018 Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked to: (i) elect two directors of the Company; (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and (iii) to transact such other business that may properly come before the Meeting. Details of the business to be conducted at the Meeting are set forth in the accompanying Notice of 2018 Annual Meeting of Stockholders and Proxy Statement. I, along with other members of the Company’s management, will be available to respond to stockholders’ questions.
It is important that your shares be represented at the Meeting. If you are unable to participate in the Meeting during the scheduled time, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone prior to the Meeting as described in the proxy statement and on the enclosed proxy card.
We look forward to your participation in the Meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,
/s/ Seth Taube
Seth Taube Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 10, 2018.
Our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2017, are available on the internet through our website at www.sierraincomecorp.com.
The following information applicable to the Meeting may be found in the proxy statement and accompanying proxy card:

•	The date, time and location of the Meeting;

•	A list of the matters intended to be acted on and our recommendations regarding those matters; and

•	Any control/identification numbers that you need to access your proxy card.
In addition, we will promptly deliver, upon written or oral requests to the address or telephone number above, a separate copy of the Annual Report on Form 10-K and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

SIERRA INCOME CORPORATION
280 Park Avenue, 6th Floor East
New York, New York 10017
(212) 759-0777

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS
To be Held on
May 10, 2018, 1:00 p.m., Eastern time

To the Stockholders of Sierra Income Corporation:
The 2018 Annual Meeting of Stockholders (the “Meeting”) of Sierra Income Corporation (the “Company”) will be held on Thursday, May 10, 2018, at 1:00 p.m., Eastern Time. You can participate in the Meeting by visiting www.virtualshareholdermeeting.com/SIC2018. Prior to the Meeting, you may vote your shares electronically at www.proxyvote.com or by calling 1-800-690-6903. You must have your 12-Digit Control Number in order to vote. The Meeting will be held for the following purposes:
1. To elect two directors of the Company, who will each serve for a term of three years or until their respective successors are duly elected and qualified;
2. To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and
3. To transact such other business as may properly come before the Meeting.
You have the right to receive notice of and to vote prior to the Meeting if you were a stockholder of record at the close of business on March 8, 2018. If you are unable to participate in the Meeting during the scheduled time, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or vote by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company. Thank you for your support of the Company.

By order of the Board of Directors,
/s/ Seth Taube
Seth Taube
Chairman of the Board
New York, NY
March 14, 2018
This is an important meeting. To ensure proper representation at the Meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope or vote by telephone or through the internet. Even if you vote your shares prior to the Meeting, you still may participate in the Meeting by visiting www.virtualshareholdermeeting.com/SIC2018.

SIERRA INCOME CORPORATION
280 Park Avenue, 6th Floor East
New York, New York 10017
(212) 759-0777

PROXY STATEMENT
2018 Annual Meeting of Stockholders
To Be Held on May 10, 2018

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Sierra Income Corporation (the “Company,” “Sierra,” “we,” “us,” or “our”) for use at the Company’s 2018 Annual Meeting of Stockholders (the “Meeting”) to be held on Thursday, May 10, 2018 at 1:00 p.m., Eastern Time. You can participate in the Meeting by visiting www.virtualshareholdermeeting.com/SIC2018. Prior to the Meeting or prior to any postponements or adjournments, you may vote your shares electronically at www.proxyvote.com. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, are being sent to stockholders on or about March 14, 2018.
We encourage you to vote your shares prior to the Meeting, either by telephone, online or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or vote by telephone or through the Internet, and the Company receives your vote in time for voting at the Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors and FOR the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2018.
If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Financial Solutions, Inc. (“Broadridge”), in writing, by submitting a properly executed, later-dated proxy, or by telephone voting on-line at www.proxyvote.com. Please send your notification to Sierra Income Corporation, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, and submit a properly executed, later-dated proxy or vote by telephone or through the Internet prior to the Meeting. Any stockholder of record participating in the Meeting visiting www.virtualshareholdermeeting.com/SIC2018 may vote prior to the Meeting regardless of whether he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares prior to the Meeting only if you obtain proper written authority from your institution or nominee prior to voting.
Stockholders of record may also vote via the Internet or by telephone prior to the Meeting. Specific instructions to be followed by stockholders of record interested in voting via the Internet or by telephone are shown on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares prior to the Meeting and confirm that their instructions have been properly recorded.
Purpose of Meeting
At the Meeting, you will be asked to vote on the following proposals:
1. To elect two directors of the Company who will each serve for a term of three years or until their respective successors are duly elected and qualified;
2. To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and
3. To transact such other business as may properly come before the Meeting.
 Record Date and Voting Securities
The record date for the Meeting is the close of business on March 8, 2018 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. There were 96,404,379 shares of the Company’s common stock outstanding on the Record Date.
Quorum Required
A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, telephonically or by proxy, of the holders entitled to cast one-third of the shares of common stock of the Company entitled to be cast on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes. However, abstentions and Broker Non-Votes are not counted as votes cast.
If a quorum is not present at the Meeting, the chairman of the Meeting or the stockholders who are represented may adjourn the Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.
Vote Required
Election of Director. Each director shall be elected by a plurality of all the votes cast at the Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares of common stock represented by Broker Non-Votes are not considered votes cast and thus have no effect on this proposal.
Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker will be permitted to vote your shares for this proposal.
Additional Solicitation. If there are not enough votes to approve any proposals at the Meeting, the chairman or the stockholders who are represented may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.
Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).
Information Regarding This Solicitation
The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of 2018 Annual Meeting of Stockholders, and proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable out-of-pocket expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company and/or officers or employees of SIC Advisors, LLC (“SIC Advisors”), the Company’s investment adviser. SIC Advisors is located at 280 Park Avenue, 6th Floor East, New York, New York 10017. No additional compensation will be paid to directors, officers or regular employees of the Company or SIC Advisors for such services. The Company has retained Broadridge to assist in the solicitation of proxies for a fee of approximately $85,000 plus reimbursement of expenses.
Stockholders may also provide their voting instructions by telephone or through the Internet. These options require stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.
If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement prior to the Meeting.
Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.
Householding of Proxy Materials
In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the Securities and Exchange Commission (the “SEC”) called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.
If you share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact Broadridge by calling 1-800-542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Similarly, you may also contact Broadridge if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.
Security Ownership of Certain Beneficial Owners
The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.
Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). The address of all executive officers and directors is c/o Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017.

Name	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors (3)
Seth Taube	1,108,144.04	1.1%
Brook Taube	1,108,144.04	1.1%
Independent Directors
Stephen R. Byers	—	—
Valerie Lancaster-Beal	—	—
Oliver T. Kane	—	—
Executive Officers
Jeffrey Tonkel	—	—
Christopher M. Mathieu	—	—
John D. Fredericks	—	—
Dean Crowe	—	—
All executive officers and directors as a group (9 persons)	1,108,144.04	1.1%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the beneficial owners of our common stock listed in this table.

(2)	Based on a total of 96,404,379 shares of the Company’s common stock issued and outstanding on the Record Date.

(3)
The record holder of these shares is SIC Advisors. Brook Taube and Seth Taube indirectly control SIC Advisors, LLC and, as a result, may be deemed to be the beneficial owner of the shares held by SIC Advisors, LLC.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Seth Taube	Over $1,000,000(3)
Brook Taube	Over $1,000,000(3)
Independent Directors
Stephen R. Byers	None
Valerie Lancaster-Beal	None
Oliver T. Kane	None

(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)
The dollar ranges of equity securities beneficially owned by our directors is based on the current offering price of $9.05 per share. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(3)	Reflects the pecuniary interest of the named persons in the shares of our common stock as a result of their control of SIC Advisors and Medley, LLC.

PROPOSAL I: ELECTION OF DIRECTORS
Our business and affairs are managed under the direction of our board of directors. Pursuant to our charter, the board of directors is divided into three classes, designated Class I, Class II, and Class III. At the Meeting, two Class III directors shall be elected to each serve a three-year term. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until their respective successor is duly elected and qualified.
Mr. Seth Taube and Ms. Valerie Lancaster-Beal have each been nominated for election for a three-year term expiring in 2021. If elected, Mr. Taube will continue to serve on the Company’s board of directors. If elected, Ms. Lancaster-Beal also will continue to serve on the Audit Commttee and the Nominating and Corporate Governance Committee. Neither Mr. Taube nor Ms. Lancaster-Beal are being proposed for election pursuant to any agreement or understanding between Mr. Taube or Ms. Lancaster-Beal and the Company or any other person or entity.
Mr. Taube and Ms. Lancaster-Beal have each consented to being named in this proxy statement and to serving as directors if re-elected at the Meeting.
A stockholder can vote for or withhold his or her vote from any nominee. If a stockholder withholds his or her vote for a nominee, such shares will not be voted with respect to the nominee indicated. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the board of directors as a replacement. The board of directors has no reason to believe that the persons named below will be unable or unwilling to serve.
Information About the Nominees and Directors
As described below under “Committees of the Board of Directors—Nominating and Corporate Governance Committee,” the board of directors has identified certain desired attributes for director nominees. Each of our directors and the director nominees have demonstrated high character and integrity, superior credentials and recognition in his or her field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominees also have sufficient time available to devote to the affairs of the Company, are able to work with the other members of the board of directors and contribute to the success of the Company and can each represent the long-term interests of the Company’s stockholders as a whole. Our directors and director nominees have been selected such that the board of directors represents a range of backgrounds and experience.
Certain information, as of the Record Date, with respect to the director nominees for election at the Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of each person’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

Nominees for Class III Directors—Term Expiring 2021

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director

Seth Taube, 47 (2)	Director, Chairman of the Board and Chief Executive Officer	Class III Director since February 2012; Term expires 2018.
Co-Chief Executive Officer of Medley Management, Inc.; Chief Executive Officer and Chief Investment Officer of Medley Capital Corporation; Managing Partner of MCC Advisors and Senior Portfolio Manager of Medley
Director and Chairman of the Board of Medley Capital Corporation, Director and Co-Chairman of the Board of Medley Management, Inc., Trustee of Sierra Total Return Fund.

Mr. Seth Taube is the Chief Executive Officer and Chairman of the Board of Directors of the Company. He also serves as co-Chief Executive Officer and co-Chairman of the Board of Directors of Medley Management Inc. (NYSE: MDLY) and as a Director of Medley Capital Corporation (NYSE: MCC). Prior to forming Medley, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, and Griphon Capital Management. Mr. Taube previously worked with Tiger Management and Morgan Stanley & Co. Mr. Taube received a BA from Harvard University, an M.Litt. in Economics from St. Andrew’s University in Great Britain where he was a Rotary Foundation Fellow and an MBA from the Wharton School at the University of Pennsylvania.

We believe that Mr. Seth Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates supports his appointment to our board of directors.

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director

Valerie Lancaster-Beal, 63	Director	Class III Director since February 2012; Term expires 2018.	President at VLB Associates, Managing Director, Public Finance at M.R. Beal & Company, Trustee of the City University of New York.	None.

Ms. Lancaster-Beal is not an "interested person" of the Company as defined in the 1940 Act, has served as a director since 2012 and has served as Chair of the Nominating and Corporate Governance Committee since March 2015. Ms. Lancaster-Beal is the President and founder of VLB Associates, a management consulting firm that provides financial and operational advisory services to middle-market business, investment firms and non-profit organizations. Prior to this, she served as Managing Director at M.R. Beal & Company.

Ms. Lancaster-Beal founded VLB Associates in January of 2014 after co-founding M.R. Beal & Company in 1988. Previously,
Ms. Lancaster-Beal worked for Citicorp Investment Bank and Drexel Burnham Lambert. Ms. Lancaster-Beal served as a Trustee of the City University of New York from 2002 to 2016, where she was the chair of the Faculty, Staff and Administration committee. She also served on the Fiscal Affairs Committee. Previously, Ms. Lancaster-Beal served on the Board of Regents of Georgetown University. She holds a B.A. in Economics from Georgetown University and an MBA from the Wharton School of Business of the University of Pennsylvania.

We believe that Ms. Lancaster-Beal’s approximately thirty years of investment banking experience at M.R. Beal & Company, Citicorp Investment Bank and Drexel Burnham Lambert supports her appointment to the board of directors.

  Current Directors—Not up for Election at the Meeting
Class II Directors—Term Expiring 2020

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director

Brook Taube, 47 (2)	Director	Class II Director since February 2012; Term expires 2020.
Co-Chief Executive Officer of Medley Management, Inc.; Chief Executive Officer and Chief Investment Officer of Medley Capital Corporation; Managing Partner of MCC Advisors and Senior Portfolio Manager of Medley

Director and Chairman of the Board of Medley Capital Corporation, Director and Co-Chairman of the Board of Medley Management, Inc., Trustee of Sierra Total Return Fund.

Brook Taube is a Director of the Company. He also serves as co-Chief Executive Officer and co-Chairman of the Board of Directors of Medley Management Inc. (NYSE: MDLY), the Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of Medley Capital Corporation (NYSE: MCC) and Trustee on the Board of Trustees of Sierra Total Return Fund. Prior to forming Medley, Mr. Taube began his career in leveraged finance at Bankers Trust. Mr. Taube received a BA from Harvard University.

We believe that Mr. Brook Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates supports his appointment to our board of directors.

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director

Stephen R. Byers, 64	Director	Class II Director since February 2012; Term expires 2020.	DBX ETF, Mutual Fund Directors Forum & Independent Consulting	Board member of Mutual Fund Directors Forum, Independent chairman of DBX ETF Trust, Independent Director of Arbitrage Funds.
 Stephen R. Byers is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since 2012. He is an independent trustee of the Deutsche Bank DBX ETF Trust, where he presently serves as independent chairman of the trust (since November 2016) and as a member of the audit and nominating committees. Mr. Byers served the Trust as chair of the audit committee and nominating committee from December 2010 to February 2015, and as lead independent trustee from February 2015 to November 2016 and continues to be designated by the Trust as an audit committee financial expert (since December 2010). Since February 2016, Mr. Byers has also served as an independent director for the Arbitrage Funds and is a member of the nominating and corporate governance committee. Since June 2016, Mr. Byers has served as a board member of the Mutual Fund Directors Forum, which is an independent, non-profit organization that serves independent directors of U.S. 1940 Act funds. The Forum enhances the governance of registered investment companies by educating independent directors and providing them with a voice in the key policy issues affecting these funds and their shareholders. Since 2014, Mr. Byers has been engaged periodically as an independent consultant to provide expert reports and opinions in financial and investment-related matters. Mr. Byers served as a Trustee for the College of William and Mary Graduate School of Business from 2002 to 2012. In addition, Mr. Byers was an investment executive with The Dreyfus Corporation (“Dreyfus”) from 2000 to 2006 and served as vice chairman, executive vice president, chief investment officer, member of the board of directors and executive committee, and fund officer of 90 investment companies, responsible for investment performance of approximately $200 billion in assets under management. Prior to joining Dreyfus, he served as an executive vice president, partner, chief financial officer, treasurer and member of the board of directors of Gruntal & Co., LLC, from 1998 to 1999. Mr. Byers was a Managing Director at PaineWebber Group Inc. and its asset management company Mitchell Hutchins Asset Management from 1986 to 1997, and served in such capacities as chairman of the investment policy and risk oversight committee, capital markets director of risk and credit management, and was NASD-registered as general principal, financial and operations principal and branch principal. Prior to PaineWebber, Mr. Byers was an executive at Citibank/Citicorp from 1979 to 1986. Mr. Byers received his MBA in Finance from Roth Graduate School of Business, Long Island University and his B.A. in Economics from Long Island University. In December 2014, Mr. Byers was recognized by the National Association of Corporate Directors as a Board Leadership Fellow.

We believe that Mr. Byers’ broad and extensive experience with a variety of financial, accounting, management, regulatory and operational issues through his involvement on DBX ETF Trust’s board and experience in senior management positions support his appointment to our board of directors.

Class I Director—Term Expiring 2019

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director

Oliver T. Kane, 67	Director	Class I Director since 2014; Term expires 2019.	Chairman of the Board of Trustees of the Ashmore Funds from 2010-2012.	Trustee of the Ashmore Funds from 2010-2012.
Oliver T. Kane is not an “interested person” of the Company as defined in the 1940 Act and has served as Lead Independent Director since January 2016 and as a director since October 2014. From 2010 to 2012, Mr. Kane was Chairman of the Board of Trustees of the Ashmore Funds, a 1940 Act mutual fund complex. From 1999 to 2005, he was a founding partner of Ashmore Investment Management, Limited, a specialist emerging markets investment firm based in London, England. Earlier in his career, Mr. Kane was with J.P. Morgan and Co., then Equitable Capital Management Corp., and then ANZ Investment Bank. Mr. Kane specialized in lending and providing financial and investment advice to corporations and institutional investors in the United States, United Kingdom/Europe and North and Southeast Asia. Mr. Kane attended the Program for Management Development at the Harvard Business School, and received his B.A. from Harvard College.
We believe that Mr. Kane’s substantial executive experience in the investment management industry, including his work with developed economies and emerging markets in the fields of credit and banking, debt, equity and special situation investments, and corporate finance/private equity supports his appointment to the board of directors.

(1)	The business address of the director nominees and other directors and executive officers is c/o Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017.

(2)	Seth Taube and Brook Taube are brothers.
Information about Executive Officers Who Are Not Directors
The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name, Address, and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Jeffrey Tonkel, 47	President	President and Director of Medley Management Inc., Director of Medley Capital Corporation and President of Sierra Total Return Fund.
Christopher M. Mathieu, 52	Chief Financial Officer, Treasurer and Secretary
Chief Financial Officer, Treasurer and Secretary of Sierra Income Corporation and Sierra Total Return Fund, Managing Director of Medley Management, Inc., Senior Vice President, Chief Financial Officer and treasurer of Horizon Technology Finance Corporation, Senior Vice President and Chief Financial Officer of Horizon Technology Finance, LLC and Horizon Technology Finance Management LLC.

Dean Crowe, 55	Chief Operating Officer	Chief Operating Officer of Sierra Income Corporation, Senior Managing Director, Head of Investing of Medley Management, Inc.
John D. Fredericks, 54	Chief Compliance Officer	General Counsel of Medley Management Inc., Chief Compliance Officer of Medley Capital Corporation and Sierra Total Return Fund; previously a Partner of Winston & Strawn from 2003 to 2013.

(1)	The business address of the executive officers is c/o Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017.
Jeffrey Tonkel is the President of the Company. He also serves as President and Director of Medley Management, Inc. (NYSE: MDLY), Director of Medley Capital Corporation (NYSE: MCC) and President of Sierra Total Return Fund. Prior to Medley, Mr. Tonkel was a Managing Director with J.P. Morgan serving as CFO of a global financing and markets business. Prior to J.P. Morgan, Mr. Tonkel was Managing Director, Principal Investments, with Friedman Billings Ramsey, where he focused on merchant banking and corporate development investments. Mr. Tonkel began his investment career with Summit Partners. Mr. Tonkel received a BA from Harvard University and an MBA from Harvard Business School.

Christopher M. Mathieu is the Chief Financial Officer, Treasurer and Secretary of the Company. He also serves as Managing Director of Medley Management Inc. and Chief Financial Officer, Treasurer and Secretary of Sierra Total Return Fund. Mr. Mathieu has been a Managing Director of Medley since September 2016. Mr. Mathieu was previously a Senior Vice President, Chief Financial Officer and Treasurer of Horizon Technology Finance Corporation from 2010 until 2016. He also served as Senior Vice President and Chief Financial Officer of Horizon Technology Finance, LLC and Horizon Technology Finance Management LLC from 2003 until 2016. Before joining Horizon, Mr. Mathieu was a Vice president at GATX Ventures, Inc. from 2000 until 2003. From 1996 until 2000, Mr. Mathieu was a Vice President at Transamerica Technology Finance. Prior to Transamerica, Mr. Mathieu was a Vice President at Financing for Science International, Inc. Mr. Mathieu began his career with KPMG Peat Marwick from 1987 until 1993 where he audited companies in the financial service and middle market sectors including banks and commercial finance companies. Mr. Mathieu is a Certified Public Accountant in Connecticut and received a BS in Business Administration and Accounting from Western New England College.
Dean Crowe is the Chief Operating Officer of the Company. He also serves as Senior Managing Director, Head of Investing of Medley Management Inc. Mr. Crowe has been a Managing Director of Medley since March 2011 and has served as senior portfolio manager for the Company since April 2012. Mr. Crowe was previously a Portfolio Manager with UBS O’Connor from 2001 until 2008, the Alternative Investment subsidiary of UBS Asset Management, where he managed corporate credit investments as well as the O’Connor Credit Arbitrage Fund. Before joining UBS, Mr. Crowe held various positions at Merrill Lynch from 1991 until 1999 in New York, where he managed proprietary credit trading. Mr. Crowe began his career with Salomon Brothers from 1984 until 1990 in New York, where he traded and invested in privately placed corporate debt. Mr. Crowe received a BBA in Accounting from James Madison University.
John D. Fredericks is the Chief Compliance Officer of the Company. He also serves as the General Counsel of Medley Management Inc. (NYSE: MDLY) and Chief Compliance Officer of Medley Capital Corporation (NYSE: MCC), Sierra Total Return Fund, and Medley’s various registered investment advisers. Prior to joining Medley, Mr. Fredericks was a partner with Winston & Strawn, LLP, where he was a member of the firm’s restructuring and insolvency and corporate lending groups. Before joining Winston & Strawn, LLP, Mr. Fredericks was a partner with Murphy Sheneman Julian & Rogers and an associate at Murphy, Weir & Butler. Mr. Fredericks was admitted to the California State Bar. Mr. Fredericks received a BA from the University of California Santa Cruz and a JD from University of Santa Cruz and a JD from University of San Francisco.
Director Independence
Our board of directors annually determines each director’s independence. We do not consider a director independent unless the board of directors has determined that he or she has no material relationship with us in accordance with Section 2(a)(19) of the 1940 Act. We monitor the relationships of our directors and officers through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the board of directors and the Chair of the Nominating and Corporate Governance Committee of any change in circumstance that may cause his or her status as an independent director to change. The board of directors limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to independent directors.
The board of directors has determined that each of the directors and the director nominees is independent and has no material relationship with the Company, except as a director and stockholder of the Company, with the exception of Brook Taube and Seth Taube. Seth Taube and Brook Taube are interested persons of the Company due to their positions as members of management of SIC Advisors. Seth Taube is also the Chief Executive Officer of the Company.
Board Leadership Structure
Our business and affairs are managed under the direction of our board of directors. Among other things, our board of directors sets broad policies for us and approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews performance of our independent public accounting firm. The role of our board of directors, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, our board of directors may designate one of our directors as chair to preside over meetings of our board of directors and meetings of stockholders and to perform such other duties as may be assigned to him or her by our board of directors. We do not have a fixed policy as to whether the Chair of the board of directors should be an independent director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of the Company and its stockholders at such times.
Presently, Mr. Seth Taube serves as the Chairman of our board of directors. Mr. Seth Taube is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his role as Chief Executive Officer of the Company and its investment adviser, SIC Advisors. We believe that Mr. Taube’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of our board of directors. We believe that the Company is best served through this existing leadership structure, as Mr. Taube’s relationship with SIC Advisors provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

Mr. Oliver Kane serves as lead independent director. The lead independent director serves as a key point person for interaction between management and the independent directors. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee and the Nominating and Corporate Governance Committee, each comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet at least once a year without the presence of interested directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
All of the independent directors play an active role on the board of directors. The independent directors compose a majority of our board of directors and are closely involved in all material deliberations related to us. Our board of directors believes that, with these practices, each independent director has an equal involvement in the actions and oversight role of our board of directors and equal accountability to us and our stockholders. Our independent directors are expected to meet separately (i) as part of each regular board of directors meeting and (ii) with our Chief Compliance Officer, as part of at least one board of directors meeting each year.
Our board of directors believes that its leadership structure is the optimal structure for us at this time. Our board of directors, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise oversight of our business and affairs.
Board of Directors Role in Risk Oversight
Our board of directors oversees our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Our board of directors implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, our board of directors and its committees receive reports on the Company's and SIC Advisor’s activities, including reports regarding our investment portfolio and financial accounting and reporting.
As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal control over financial reporting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board of directors and our management.
Our board of directors also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. Our board of directors receives a quarterly report from our Chief Compliance Officer, who reports on our compliance with the federal and state securities laws and our internal compliance policies and procedures as well as those of SIC Advisors, SC Distributors, LLC, our dealer manager, our administrator and our transfer agent. The board of directors also reviews annually a written report from the Chief Compliance Officer discussing, in detail, the adequacy and effectiveness of our compliance policies and procedures and those of our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and those of our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent directors at least once each year.
The Audit Committee’s meetings with our independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, our board of directors meets periodically with SIC Advisors to receive reports regarding our operations, including reports on certain investment and operational risks, and our independent directors are encouraged to communicate directly with senior members of our management.
Our board of directors believes that this role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets,” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or eliminated and some risks are beyond the control of us, SIC Advisors and our other service providers.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the board of directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.
Committees of the Board of Directors
Our board of directors currently has two committees: an Audit Committee and a Nominating and Corporate Governance Committee, the charters of both of which are made available on our website at www.sierraincomecorp.com. The board of directors does not have a standing compensation committee because our executive officers do not receive any direct compensation from us. During the fiscal year of 2017, our board of directors held ten board meetings, the Audit Committee held five meetings and the Nominating and Corporate Governance Committee held two meetings. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders. All directors other than Mr. Brook Taube attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve during the fiscal year 2017.
Audit Committee. The Audit Committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the board of directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The Audit Committee’s responsibilities include selecting the independent registered public accounting firm for the Company, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of the Company’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing the Company’s annual financial statements and periodic filings and receiving the Company’s audit reports and financial statements. The Audit Committee also establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The Audit Committee is responsible for assisting our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and the Audit Committee also utilize the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The Audit Committee is currently composed of Ms. Valerie Lancaster-Beal and Messrs. Stephen R. Byers and Oliver T. Kane. No member of the Audit Committee is an “interested person” as such term is defined in Section 2(a)(19) of the 1940 Act, of SIC Advisors or the Company, and each of the members meets the independence requirements of Rule 10A-3 of the Exchange Act. Mr. Byers serves as Chairman of the Audit Committee. Our board of directors has determined that Mr. Byers is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Byers meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. Our Nominating and Corporate Governance Committee will consider stockholders’ proposed nominations for directors and will evaluate such nominations in the same manner as it would evaluate its own nominations. Our Nominating and Corporate Governance Committee will consider qualified nominees properly recommended by our stockholders in accordance with our charter, bylaws and applicable law. See “Submission of Stockholder Proposals” in this Proxy Statement for more information. When evaluating director nominees, the Nominating and Corporate Governance Committee considers factors it deems appropriate in accordance with its charter, including the overall business expertise of the candidate, the current composition of the board of directors, including the backgrounds and diversity of the existing directors, whether the composition of the board of directors will contain a majority of independent directors as determined under the 1940 Act, the candidate's character and integrity, whether the candidate possesses the ability to work well with others, conflicts of interest interfering with the proper performance of the responsibilities of a director, and whether the candidate would have sufficient time to devote to the affairs of the Company, including consistent attendance at board of directors and committee meetings and advance review of materials and whether each candidate can be trusted to act in the best interests of us and all of our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Stephen R. Byers and Oliver T. Kane and Ms. Valerie Lancaster-Beal. No member of the Nominating and Corporate Governance Committee is an “interested person,” as such term is defined in Section 2(a)(19) of the 1940 Act, of SIC Advisors or the Company. Ms. Lancaster-Beal serves as Chair of the Nominating and Corporate Governance Committee.

Communication with the Board of Directors
Stockholders with questions about the Company are encouraged to contact the Company’s investor relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s board of directors by sending their communications to the Lead Independent Director, c/o Sierra Income Corporation 280 Park Avenue, 6th Floor East, New York, New York 10017. All stockholder communications received in this manner will be delivered to one or more members of the board of directors, as appropriate.
Code of Business Conduct and Ethics
The Company has adopted a Code of Business Conduct and Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director, employee and access person (as defined within the Company’s Code of Business Conduct and Ethics) of the Company. The Company's Code of Business Conduct and Ethics can be accessed on our website at www.sierraincomecorp.com. We will report any material amendments to or waivers of a required provision of our Code of Ethics on our website and/or in a Current Report on Form 8-K. The Company's code of Business Conduct and Ethics are available on the Company website: www.sierraincomecorp.com, under the Corporate Governance tab.
Compensation of Directors
The following table sets forth compensation of the Company’s directors, for the year ended December 31, 2017:

Name	Fees Earned or Paid in Cash(1)	All Other Compensation	Total
Interested Directors
Seth Taube	—	—	—
Brook Taube	—	—	—
Independent Directors
Stephen R. Byers	$135,500	—	$135,500
Valerie Lancaster-Beal	$124,500	—	$124,500
Oliver T. Kane	$130,500	—	$130,500

(1)	For a discussion of the independent directors’ compensation, see below.
As compensation for serving on our board of directors, effective January 1, 2017, the Company’s independent directors receive an annual retainer of $85,000 each, and further receive a fee of $3,000 ($1,000 for telephonic attendance) for each regularly scheduled board meeting attended, a fee of $2,500 ($1,000 for telephonic attendance) for each regularly scheduled audit committee meeting attended and a fee of $2,000 ($1,000 for telephonic attendance) for each special board meeting attended, as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, the Chair of the Audit Committee receives an annual retainer of $15,000, while the Chair of any other committee receives an annual retainer of $5,000. The Lead Independent Director will receive an annual retainer of $10,000. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.
Prior to January 1, 2017, independent directors received an annual retainer fee of $50,000 each. Prior to January 1, 2017, independent directors also received $4,000 ($2,000 for telephonic attendance) for attending each regularly scheduled board meeting, and a fee of $2,000 for each special board meeting and all committee meetings attended, as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting.
Compensation of Executive Officers
None of our executive officers receive direct compensation from us. The compensation of our Chief Financial Officer and Chief Compliance Officer is paid by our administrator under the terms of the Administration Agreement, subject to reimbursement by the Company of an allocable portion of such compensation for services rendered by them to the Company.
Certain Relationships and Transactions with Related Persons
Investment Advisory Agreement
We have entered into the Investment Advisory Agreement with SIC Advisors and pay SIC Advisors a management fee and incentive fee. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for SIC Advisors to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from SIC Advisors to assist our board of directors with the valuation of our portfolio investments. SIC Advisors’ management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of SIC Advisors are involved in the valuation process for our portfolio investments. In particular, Mr. Seth Taube, our Chairman and Chief Executive Officer, is Chief Executive Officer of, and has financial and controlling interests in, SIC Advisors. In addition, Mr. Brook Taube, a member of our board of directors, Mr. Jeffrey Tonkel, our President, Mr. Christopher Mathieu, our Chief Financial Officer, Mr. Dean Crowe and Mr. John Fredericks serve as Managing Partner, Principal, Treasurer, Chief Operating Officer, and General Counsel, respectively, for SIC Advisors. Messrs. Brook Taube, Jeffrey Tonkel, Dean Crowe and John Fredericks also have financial interests in SIC Advisors. In addition, SC Distributors, LLC, our dealer manager, has a right to receive a fixed percentage of the profits generated by SIC Advisors, but otherwise has no equity interest in, or control of, SIC Advisors.
The Investment Advisory Agreement was initially approved by our board of directors on April 5, 2012 and, pursuant to the 1940 Act, remained in effect for an initial period of two years. Most recently, on March 8, 2018, the Company’s board of directors, at an in-person meeting, approved the renewal of the Investment Advisory Agreement for an additional one-year term. Unless earlier terminated pursuant to its terms, the Investment Advisory Agreement will remain in effect from year-to-year thereafter if approved annually at an in-person meeting of our board of directors by a majority of our directors who are not "interested persons" as defined in the 1940 Act, of the Company or SIC Advisors, and either our board of directors or the holders of a majority of our outstanding voting securities.
At its in-person meeting on March 8, 2018, during its consideration of re-approval of the Investment Advisory Agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by SIC Advisors; (b) the investment performance of the Adviser; (c) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (d) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (e) any existing and potential sources of indirect income to SIC Advisors from its relationships with us and the profitability of those relationships; (f) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (g) the organizational capability and financial condition of SIC Advisors and its affiliates; and (h) possible economies of scale arising from the Company's size and/or anticipated growth; and (i) possible alternative fee structures or bases for determining fee.
Based on the information reviewed and the discussions, the board of directors, including a majority of the independent directors, concluded that the investment management fee rates and terms are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement for a period of one additional year, which will expire on April 17, 2019.
Administration Agreement
The Company’s administrator is Medley Capital LLC, which is located at 280 Park Avenue, 6th Floor East, New York, New York 10017. Medley Capital LLC, pursuant to the Administration Agreement between us and Medley, furnishes us with administrative services necessary to conduct our day-to-day operations. We reimburse Medley Capital LLC for administrative expenses it incurs on our behalf. We do not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC. Medley Capital LLC is an affiliate of SIC Advisors.
Additionally, as a business development company, we must offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance. Medley Capital LLC will make available such managerial assistance, on our behalf, to our portfolio companies regardless of whether they request this assistance. We may receive fees for these services and will reimburse Medley Capital LLC for its allocated costs in providing such assistance, subject to review and approval by our board of directors.
Dealer Manager Agreement
We have entered into a dealer manager agreement with SC Distributors, LLC, who receives a dealer manager fee of up to 2.50% of gross proceeds raised in our offering of common stock. An affiliated entity of SC Distributors has an equity interest in SIC Advisors, our investment adviser, which interest provides SC Distributors the right to receive a fixed percentage of the management fees received by SIC Advisors. Further, as a result of this interest, SC Distributors may not have conducted an independent due diligence review and investigation of the type it normally performs on unaffiliated issuers. SC Distributors is located at 610 Newport Center Drive #350, Newport Beach, CA 92660.
Co-Investment Opportunities
As a business development company, we will not generally be permitted to invest in any portfolio company in which SIC Advisors or any of their affiliates currently have a controlling interest or to make any co-investments with SIC Advisors or any of its affiliates, including funds managed by SIC Advisors or its affiliates (collectively, “Affiliates”) without an exemptive order from the SEC. We may, however, invest alongside our Affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such other clients’ accounts consistent with guidance promulgated by the SEC Staff permitting us and such other clients’ accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that no investment adviser, acting on our behalf or on behalf of other clients, negotiates any term other than price. We may also invest alongside such Affiliates as otherwise permissible under regulatory guidance, applicable regulations and SIC Advisors’ allocation policies.
In addition, on November 25, 2013, we received an exemptive order from the SEC that permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley, LLC or an investment adviser controlled by Medley, LLC in a manner consistent with our investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors (the “Prior Exemptive Order”). On March 29, 2017, the Company, SIC Advisors and certain other affiliated funds and investment advisers received an exemptive order (the “Exemptive Order”) for a co-investment order that supersedes the Prior Exemptive Order and allows affiliated registered investment companies to participate in co-investment transactions with us that would otherwise be prohibited under Section 17(d) and 57(a) (4) and Rule 17d-1. On October 4, 2017, the Company, SIC Advisors and certain of our affiliates received an exemptive order that supersedes the Exemptive Order (the “New Exemptive Order”) and allows, in addition to the entities already covered by the Exemptive Order, Medley LLC and its subsidiary, Medley Capital LLC, to the extent they hold financial assets in a principal capacity, and any direct or indirect, wholly- or majority-owned subsidiary of Medley LLC that is formed in the future, to participate in co-investment transactions with us that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the 1940 Act. The terms of the New Exemptive Order are otherwise substantially similar to the Exemptive Order. Co-investment under the New Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, our board of directors determines that it would be in our best interest to participate in the transaction. However, neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them.
Subject to this restriction on co-investments with affiliates, SIC Advisors will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. In accordance with SIC Advisors’ allocation policies, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by SIC Advisors and its affiliates.
To the extent that we compete with entities managed by SIC Advisors or any of its affiliates for a particular investment opportunity, SIC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict-resolution and allocation policies, (2) the requirements of the Advisers Act, and (3) the conditions of the Exemptive Order and other restrictions under the 1940 Act regarding co-investments with affiliates. SIC Advisors’ allocation policies are intended to ensure that we may generally share equitably with other investment funds managed by SIC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds.
License Agreement
We have entered into a license agreement with SIC Advisors under which SIC Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Sierra” for specified purposes in our business. Under this agreement, we will have a right to use the “Sierra” name, subject to certain conditions, for so long as SIC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we will have no legal right to the “Sierra” name.
Section 16(a) Beneficial Ownership Reporting Compliance
Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of the copies of such reports and written representations delivered to the Company by such persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers, and 10.0% or greater stockholders were satisfied in a timely manner during the year ended December 31, 2017.
Required Vote
Each director shall be elected by a plurality of all the votes cast at the Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares of common stock represented by Broker Non-Votes are not considered votes cast and thus have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL II: RATIFICATION OF APPOINTMENT
OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE 2018 YEAR
The Audit Committee and the board of directors have appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018, subject to ratification by the stockholders of the Company.
Ernst & Young LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of Ernst & Young LLP will be present at the Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
The following table displays fees for professional services by Ernst & Young LLP for the years ended December 31, 2017 and 2016.

	2017	2016
Audit Fees	$706,500	$566,741
Audit Related Fees	—	—
Tax Fees	47,000	79,173
All Other Fees	—	—
Total	$753,500	$645,914
Audit Fees: Audit fees include fees for services that normally would be provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements and that generally only an independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standard, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Fees: Tax fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.
All Other Fees: Other fees would include fees for products and services other than the services reported above.

Audit Committee Report
The Audit Committee operates under a written charter adopted by our board of directors. The Audit Committee is currently composed of Ms. Valerie Lancaster-Beal and Messrs. Stephen R. Byers and Oliver T. Kane.
Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with Standards of the Public Company Accounting Oversight Board (“PCAOB”), and expressing an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles (“GAAP”). The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.
Pre-Approval Policy
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
Review with Management
The Audit Committee has reviewed, and discussed with management, the Company’s audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with GAAP.
Review and Discussion with Independent Registered Public Accounting Firm
The Audit Committee reviewed and discussed the Company’s audited financial statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee discussed the results of Ernst & Young LLP’s audits, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee concluded that the Company employs appropriate accounting and auditing procedures.
The Audit Committee also discussed with Ernst & Young LLP matters relating to Ernst & Young LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the PCAOB Standard 1301 (Communication with Audit Committees). In addition, the Audit Committee has discussed with Ernst & Young LLP its independence from management and the Company, as well as the matters in the written disclosures received from Ernst & Young LLP and required by PCAOB Rule 3520 (Auditor Independence). The Audit Committee received a letter from Ernst & Young LLP confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with Ernst & Young LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Ernst & Young LLP’s audits and all fees paid to Ernst & Young LLP during the year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Ernst & Young LLP for the Company. The Audit Committee has reviewed and considered the compatibility of Ernst & Young LLP’s performance of non-audit services with the maintenance of Ernst & Young LLP’s independence as the Company’s independent registered public accounting firm.
Conclusion
Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm referred to above, the Audit Committee’s review of the Company’s audited financial statements, the representations of management and the report of Ernst & Young LLP to the Audit Committee, the Audit Committee recommended to the board of directors that the audited financial statements as of and for the year ended December 31, 2017 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC. The Audit Committee also recommended the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2018.

Respectfully Submitted,
The Audit Committee
Stephen R. Byers (Chair)
Oliver T. Kane
Valerie Lancaster-Beal
Required Vote
The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to approve this proposal. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2018. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker will be permitted to vote your shares for this proposal.
The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018.

OTHER BUSINESS
The board of directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy prior to the Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Meeting unless certain securities law requirements are met.
AVAILABLE INFORMATION
We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information filed electronically by us with the SEC. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Room. This information will also be available free of charge by contacting us at Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017, by telephone at (212) 759-0777, or on our website at http://www.sierraincomecorp.com.
SUBMISSION OF STOCKHOLDER PROPOSALS
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Our annual meeting of stockholders is generally held in May of each year. We will consider for inclusion in our proxy materials for the 2019 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, no later than 5:00 p.m. (Eastern Time) on November 16, 2018, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.
Any stockholder who wishes to propose a nominee to the board of directors or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of our bylaws. A stockholder who intends to present a proposal at the next annual meeting, including the nomination of a director, must submit the proposal in writing, pursuant to the provision to our bylaws, to Christopher M. Mathieu, Secretary, Sierra Income Corporation, 280 Park Avenue, 6th Floor East, New York, New York 10017, and the proposal should be received by the Company no later than December 16, 2018 and no earlier than November 16, 2018. In the event that the date of the mailing of the notice of the 2018 Annual Meeting of Stockholders is advanced or delayed by more than thirty (30) days from the first anniversary of the mailing of the notice of this Meeting, a timely notice by the stockholder must be delivered no earlier than 120 days prior to the first anniversary of the notice of mailing for this Meeting and not later than the close of business on the later of (i) the 90th day prior to the date of mailing of the notice for this Meeting or (ii) the tenth day following the day on which public announcement of the date of mailing of the notice for the 2018 Annual Meeting of Stockholders is first made. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Please refer to our bylaws for more information regarding the information required to be included in a stockholder's notice.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The Chief Compliance Officer may be contacted at:
Chief Compliance Officer
Sierra Income Corporation
280 Park Avenue, 6th Floor East
New York, New York 10017
The Audit Committee Chair may be contacted at:
Stephen R. Byers
Audit Committee Chair
Sierra Income Corporation
280 Park Avenue, 6th Floor East
New York, New York 10017

You are kindly requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the Internet.
Online Access to Annual Reports on Form 10-K and Proxy Statements
The Notice of 2018 Annual Meeting, Proxy Statement and Annual Report on Form 10-K for our fiscal year ended December 31, 2017 are available at www.sierraincomecorp.com. Instead of receiving future copies of the proxy statement and Annual Report on Form 10-K by mail, you may, by following the applicable procedures described below, elect to receive these documents electronically, in which case you will receive an e-mail with a link to these documents.
Stockholders of Record: You may elect to receive proxy materials electronically next year in place of printed materials by logging on to www.proxyvote.com and entering your control number, which you can locate on the accompanying proxy card. By doing so, you will save the Company printing and mailing expenses, reduce the impact on the environment and obtain immediate access to the Annual Report on Form 10-K, proxy statement and voting form when they become available.
Beneficial Stockholders: If you hold your shares through a broker, bank or other holder of record, you may also have the opportunity to receive copies of the Proxy Statement and Annual Report on Form 10-K electronically. Please check the information provided in the proxy materials mailed to you by your broker, bank or other holder of record regarding the availability of this service or contact the broker, bank or other holder of record through which you hold your shares and inquire about the availability of such an option for you.
If you elect to receive your materials via the Internet, you can still request paper copies by leaving a message with Investor Relations at 212-759-0777, by sending an e-mail to sam.anderson@mdly.com, or by writing to Investor Relations, c/o Sierra Income Corporation 280 Park Avenue, 6th Floor East, New York, New York 10017.

By Order of the Board of Directors
/s/ Seth Taube
Seth Taube
Chairman and Chief Executive Officer
New York, NY
March 14, 2018

PRIVACY NOTICE
We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law, or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
SIERRA INCOME CORPORATION
FOR THE ANNUAL MEETING OF STOCKHOLDERS
ON MAY 10, 2018,
The undersigned stockholder of Sierra Income Corporation (the “Company”) acknowledges receipt of the Notice of 2018 Annual Meeting of Stockholders of the Company and hereby appoints each of Seth Taube and Christopher M. Mathieu, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 10, 2018, at 1:00 p.m., Eastern Time. You can participate in to the Meeting, vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/SIC2018. Prior to the Meeting, and prior to any postponements or adjournments thereof, you may vote your shares electronically at www.proxyvote.com, as indicated on this proxy.
THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR the Nominees listed in Proposal 1, and FOR Proposal 2.
Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.
(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS
SIERRA INCOME CORPORATION
May 10, 2018
VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Sierra Income Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Sierra Income Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE
Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2

1. The election of the following persons (except as marked to the contrary) as directors, who will each serve as directors of Sierra Income Corporation until 2021, or until their respective successors are duly elected and qualified.
	FOR	WITHHOLD AUTHORITY	NOMINEE Seth Taube
	FOR	WITHHOLD AUTHORITY	NOMINEE Valerie Lancaster-Beal

2. The ratification of appointment of Ernst & Young LLP as the independent registered public accounting firm for Sierra Income Corporation for the fiscal year ending December 31, 2018.	FOR	AGAINST	ABSTAIN

3. To vote upon such other business as may properly come before the Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE
IF HELD JOINTLY